UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 1/24/2023

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

Missouri	43-0903811
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

Information regarding the amendment of Bylaws described in Item 5.03 is incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2023, the Board of Directors (the “Board”) of UMB Financial Corporation (the “Company”) approved revised Bylaws (as amended, the “Bylaws”) to: (i) add flexibility in setting shareholder meetings, including with respect to expressly including virtual meetings; (ii) allow shareholders owning fifty percent (50%) or more of the outstanding shares of the Company’s stock to call a special meeting (previously, shareholders owning a minimum of one-fifth of the outstanding shares could call a meeting); (iii) for any shareholder nominations, require the shareholder to comply with all applicable requirements of the Securities Exchange Act of 1934 as amended, including, without limitation, Rule 14a-19(b) promulgated under the Securities Exchange Act of 1934 as amended, and to provide the Company with certain notices with respect thereto; (iv) eliminate cumulative voting; (v) change the voting standard for the election of directors in an uncontested election from a plurality vote requirement to a majority vote requirement; (vi) update the indemnification provisions; and (vii) make other technical, modernizing and clarifying changes.

This description is only a summary of the changes made to the Bylaws and is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

3.01	Bylaws of UMB Financial Corporation, as of January 24, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: January 26, 2023